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                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 3, 2002
                        ---------------------------------
                        (date of earliest event reported)



                             NORTEL NETWORKS LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






          CANADA                         000-30758            62-12-62580
----------------------------           -----------         -------------------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)



8200 Dixie Road, Suite 100, Brampton, Ontario, Canada            L6T 5P6
-----------------------------------------------------            -------
    (address of principal executive offices)                    (Zip code)





Registrant's telephone number, including area code (905) 863-0000.


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ITEM 5.  OTHER EVENTS

On June 3, 2002, Nortel Networks Corporation ("NNC") issued a press release announcing the commencement pursuant to separate preliminary prospectus supplements and accompanying prospectuses of two concurrent offerings in the United States and Canada of equity units and common shares of NNC. The preliminary prospectus supplements and prospectuses relate to the shelf registration statements filed by NNC and the Registrant with the United States Securities and Exchange Commission and Canadian securities regulatory authorities. The related press release and the Canadian base shelf prospectus are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein and in such United States preliminary prospectus supplements and accompanying prospectuses.

NNC owns all of the Registrant's common shares and the Registrant is NNC's principal direct operating subsidiary.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         99.1     Press release dated June 3, 2002.

         99.2 Canadian base shelf prospectus filed pursuant to applicable Canadian securities laws dated May 29, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTEL NETWORKS LIMITED



                                       By:   /s/ DEBORAH J. NOBLE
                                             -----------------------------------
                                             Deborah J. Noble
                                             Corporate Secretary


                                       By:   /s/ BLAIR F. MORRISON
                                             -----------------------------------
                                             Blair F. Morrison
                                             Assistant Secretary

Dated: June 3, 2002


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release dated June 3, 2002.

99.2 Canadian base shelf prospectus filed pursuant to applicable Canadian securities laws dated May 29, 2002.





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